UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2011

CYMER, INC.

(Exact name of registrant as specified in its charter)

NEVADA	0-21321	33-0175463
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17075 THORNMINT COURT

SAN DIEGO, CALIFORNIA 92127

(Address of principal executive offices)

(858) 385-7300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2011, our stockholders approved our 2011 Equity Incentive Plan, a copy of which is filed herewith as Exhibit 99.1. The 2011 Equity Incentive Plan provides for the grant or award of various equity incentives to our employees, directors and consultants.

Item 5.07. Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders on May 19, 2011. Out of 30,472,312 shares of common stock entitled to vote at the annual meeting, there were present in person or by proxy 28,833,667 shares. Our stockholders elected nine directors, approved three proposals and voted on the frequency of advisory votes on executive compensation as set forth below. The nominations and proposals submitted at the annual meeting are described in detail in our definitive proxy statement for the annual meeting. The final votes on the matters presented at the annual meeting are as follows:

Proposal 1. Each of Charles J. Abbe, Robert P. Akins, Edward H. Braun, Michael R. Gaulke, William G. Oldham, Eric M. Ruttenberg, Peter J. Simone, Young K. Sohn and Jon D. Tompkins was elected as a director to serve until the 2012 annual meeting of stockholders by the following vote:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Charles J. Abbe	26,723,177	23,054	2,087,436
Robert P. Akins	26,175,995	570,236	2,087,436
Edward H. Braun	25,997,851	748,380	2,087,436
Michael R. Gaulke	26,278,587	467,644	2,087,436
William G. Oldham	26,119,140	627,091	2,087,436
Eric M. Ruttenberg	26,109,440	636,791	2,087,436
Peter J. Simone	22,255,877	4,490,354	2,087,436
Young K. Sohn	26,130,069	616,162	2,087,436
Jon D. Tompkins	25,674,705	1,071,526	2,087,436

Proposal 2. Our 2011 Equity Incentive Plan was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,401,376	3,926,628	418,227	2,087,436

Proposal 3. The appointment of KPMG LLP as our independent registered public accounting firm for 2011 was ratified by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,488,537	338,100	7,030	none

Proposal 4. The compensation of our named executive officers, as disclosed in our definitive proxy statement for the annual meeting, was approved, on an advisory basis, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,561,293	773,792	411,146	2,087,436

Proposal 5. The preferred frequency of stockholder advisory votes on the compensation of our named executive officers was indicated to be every year, on an advisory basis, by the following vote:

Every Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
21,857,308	20,859	4,440,334	427,730	2,087,436

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Cymer, Inc. 2011 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYMER, INC.

	By:	/s/ Paul B. Bowman
Date: May 23, 2011		Paul B. Bowman
Senior Vice President, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

99.1	Cymer, Inc. 2011 Equity Compensation Plan.